UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020

A-MARK PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36347	11-2464169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Rosecrans Avenue Suite 6300 El Segundo, CA		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 587-1477

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMRK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting

On October 29, 2020, A-Mark Precious Metals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) in a virtual-only format. Of the 7,035,089 shares of common stock outstanding (as of the record date of September 4, 2020) and entitled to vote, 5,870,712 shares, or 83.45%, were present in-person virtually or represented by proxy at the Meeting. At the Meeting, the Company’s stockholders (1) approved the election of all of the nominees as directors to hold office until the 2021 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal, (2) on an advisory basis, approved the fiscal year 2020 compensation of the named executive officers of the Company, and (3) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

The final results of the voting on the matters submitted to the stockholders were as follows:

1) Election of Directors

Nominee	For	Withheld	Broker Non-Vote	% Votes For (Based on Total Shares)	% Votes For (Based on Total Shares Voted)
1. Jeffrey D. Benjamin	4,459,925	163,289	1,247,498	63.40%	75.97%
2. Ellis Landau	4,495,218	127,996	1,247,498	63.90%	76.57%
3. Beverley Lepine	4,499,606	123,608	1,247,498	63.96%	76.64%
4. John U. Moorhead	4,250,657	372,557	1,247,498	60.42%	72.40%
5. Jess M. Ravich	3,725,170	898,044	1,247,498	52.95%	63.45%
6. Gregory N. Roberts	4,494,611	128,603	1,247,498	63.89%	76.56%

2) Advisory Vote on Fiscal Year 2020 Compensation of the Named Executive Officers

For	Against	Abstain	Broker Non-Vote	% Votes For (Based on Total Shares)	% Votes For (Based on Total Shares Voted)
4,590,505	19,574	13,135	1,247,498	65.25%	78.19%

3) Ratification of the Appointment of Grant Thornton, LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending June 30, 2021

For	Against	Abstain	Broker Non-Vote	% Votes For (Based on Total Shares)	% Votes For (Based on Total Shares Voted)
5,863,366	4,028	3,318	-	83.34%	99.87%

Item 8.01 Other Events.

Appointment of Committee Members and Officers

At the Company's Board of Directors meeting held on October 29, 2020, the Board of Directors appointed the following persons to the committees of the Board of Directors:

Audit Committee

Ellis Landau, Chairman

Beverley Lepine

John U. Moorhead

Compensation Committee

John U. Moorhead, Chairman

Ellis Landau

Jess M. Ravich

Nominating and Corporate Governance Committee

Jess M. Ravich, Chairman

Beverley Lepine

John U. Moorhead

The Board of Directors also appointed the following officers to the positions set forth below opposite their respective names:

Officer	Position
Jeffrey D. Benjamin	Chairman of the Board
Greg Roberts	Chief Executive Officer
Thor Gjerdrum	President
Kathleen Simpson-Taylor	Chief Financial Officer, Executive Vice President and Assistant Secretary
Brian Aquilino	Chief Operating Officer
Carol Meltzer	General Counsel, Executive Vice President and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2020

A-MARK PRECIOUS METALS, INC.

By:	/s/ Carol Meltzer
Name:	Carol Meltzer
Title:	General Counsel and Secretary